THE PRUDENTIAL SERIES FUND

PSF Mid-Cap Growth Portfolio

Supplement dated March 25, 2025 to the

Summary Prospectus, Prospectus and Statement of Additional Information,

each dated May 1, 2024, as supplemented

This supplement should be read in conjunction with the Summary Prospectus for the PSF Mid-Cap Growth Portfolio (the Target Portfolio), the Prospectus and the Statement of Additional Information (the SAI) for The Prudential Series Fund (the Trust). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

At a meeting of the shareholders of the Target Portfolio held on March 25, 2025, shareholders approved the reorganization (the Reorganization) of the Target Portfolio into the PSF PGIM Jennison Growth Portfolio (the Acquiring Portfolio), each a series of the Trust.

Pursuant to a plan of reorganization, the assets and liabilities of the Target Portfolio would be exchanged for shares of the Acquiring Portfolio, and Target Portfolio shareholders would become shareholders of the Acquiring Portfolio. No sales charges will be imposed in connection with the Reorganization. The Acquiring Portfolio shares to be received by the Target Portfolio shareholders in the Reorganization will be equal in value to the Target Portfolio shares held by such shareholders immediately prior to the Reorganization. It is expected that the Reorganization will be completed on or about April 14, 2025.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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